UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

AMENDMENT NO. 1 TO
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 8, 2009

FIRST ADVANTAGE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

Delaware	001-31666	61-1437565
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12395 First American Way
Poway, CA 92064
(Address of principal executive offices)

(727) 214-3411
(Registrant’s telephone number)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K updates First Advantage Corporation’s (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2008 (the "2008 Annual Report on Form 10-K") to reflect the following:

•	The retrospective change in business segments which were effective during the first quarter of 2009 (as discussed in Notes 1, 3 and 16).

•
The retrospective adoption of Statement of Financial Accounting Standard SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51,” effective January 1, 2009 (discussed in Notes 2, 14 and 17).

•	The reclassification of certain amounts presented for prior periods to conform to the 2009 presentation.

Additional detail follows with respect to the business segment realignments.

Effective in the first quarter of 2009, the Company operates in five primary business segments: Credit Services, Data Services, Employer Services, Multifamily Services, and Investigative and Litigation Support Services. The Company consolidated the previous Lender Services and Dealer Services segments and moved the consumer credit business from the Data Services segment to create the Credit Services segment.  The prior periods have been recast to reflect the changed segments.

The following table shows the realigned reportable segments:

Previous reportable segments
Lender Services
Data Services
Dealer Services
Employer Services
Multifamily Services
Investigation and Litigation Support Services

New reportable segments
Credit Services
Data Services
Employer Services
Multifamily Services
Investigation and Litigation Support Services

Item 9.01of this Current Report on Form 8-K updates the information contained in the Company’s 2008 Annual Report on Form 10-K to reflect the realigned segment structure and other impacts described above in Item 8.01.  Updates provided in this Form 8-K are contained in Part I, Item 1, “Business”, Part II, Item 6, “Selected Financial Data”, Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and in Part II, Item 8, “Financial Statements and Supplementary Data”.  Updates provided in exhibits of Item 9.01 are incorporated by reference into Item 8.01.

The financial statements and other information included in this Current Report on Form 8-K will supersede the financial statements and other information in the Company’s 2008 Annual Report on Form 10-K and will be incorporated by reference in future registration statements or post-effective amendments to existing registration statements.  This Current Report does not update for other changes since the filing of the Company’s 2008 Annual Report on Form 10-K (e.g., new accounting pronouncements adopted after December 31, 2008 and new developments in commitments and contingencies).  For significant developments since the filing of the Company’s 2008 Annual Report on Form 10-K, refer to subsequent 2009 Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Notice to stockholders:

On October 8, 2009, The First American Corporation (“First American”) issued a press release announcing its intention to commence an exchange offer (the “Offer”) to acquire all of the outstanding shares of the Company’s Class A common stock (“Class A Shares”) not owned or controlled by First American at an exchange ratio of 0.58 of a First American common share per Class A Share.  The Offer has not yet commenced and this communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of an appropriate prospectus. When the Offer is commenced, First American will file an Offer to Exchange and related materials with the Securities and Exchange Commission (“SEC”), and the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. Stockholders are urged to read the Offer to Exchange and related materials and the Solicitation/Recommendation Statement and any amendments thereto filed from time to time, because they will contain important information. Stockholders will be able to obtain a free copy of the Offer to Exchange and related materials and the Solicitation/Recommendation Statement at the SEC’s website at www.sec.gov when they become available.  In addition, the Solicitation/Recommendation Statement, if and when filed, as well as the Company’s other public SEC filings, can be obtained at www.fadv.com.  You may also read and copy any reports, statements and other information filed by First American or the Company with the SEC at the SEC public reference room at 100 F Street N.E., Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

23          Consent of Independent Registered Certified Public Accounting Firm

99.1	Updates to First Advantage Corporation’s 2008 Annual Report on Form 10-K:
Part I, Item 1, Business
Part II, Item 6, Selected Financial Data
Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8, Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ADVANTAGE CORPORATION

Dated: October 8, 2009	By:	/s/ John Lamson
Name: John Lamson
Title: Executive Vice President and
Chief Financial Officer